PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET - Summary of prepaid expenses and other current assets (Detail) - CNY (¥) ¥ in Thousands		Dec. 31, 2025	Dec. 31, 2024
Prepaid Expense And Other Assets Current [Line Items]
Prepaid VAT and income tax	[1]	¥ 152,479	¥ 142,178
Prepaid other service fees	[2]	112,618	119,828
Receivables from third parties	[3]	166,304	159,007
Staff advance		11,308	15,764
Other receivables	[4]	74,320	10,628
Total		517,029	447,405
Less: Allowance for expected credit losses		(12,250)	(15,576)
Prepaid expenses and other current assets Net		¥ 504,779	¥ 431,829

[1]	Prepaid VAT and income tax mainly consist of VAT input that is expected to offset with VAT output tax or to be transferred out in the future related to 2024 and 2025.
[2]	Prepaid other service fees mainly consist of prepayment of advertising fees and cloud server hosting fees. The prepayments of advertising fees and cloud server hosting fees are generally short-term in nature and are amortized over the related service period.
[3]	Receivables from third parties include receivables from non-consolidated variable interest entities raised from disposal of assets and technical support services in 2022, rent and sales of inventory from 2022 to 2025.
[4]	Other receivables include the receivable insurance recoveries from the insurer resulted from the putative securities class action filed on April 17, 2020 in the U.S. District Court for the District of New Jersey, in which the Group and certain of its officers have been named as defendants. The action alleges that the Group made false and misleading statements regarding the Group’s business and operations in violation of the federal securities laws. On February 19, 2026, the Court granted preliminary approval of the settlement and set the Settlement Hearing for June 4, 2026. In accordance with the agreed settlement amount with the Plaintiffs, the Group has recognized USD9,500 receivable from the insurer and a corresponding USD9,500 payable to the Plaintiffs.